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                                                                  EXHIBIT 10.4





                         TRANSCRYPT INTERNATIONAL, INC.

                           1996 STOCK INCENTIVE PLAN




Section 1.       PURPOSE OF PLAN

                 The purpose of this 1996 Stock Incentive Plan ("Plan") of Transcrypt International, Inc., a Delaware corporation (the "Company"), is to enable the Company to attract, retain and motivate its employees, non-employee directors and independent contractors by providing for or increasing the proprietary interests of such employees, non-employee directors and independent contractors in the Company.

Section 2.       PERSONS ELIGIBLE UNDER PLAN

                 Any person, including any director of the Company, who is an employee of the Company or any of its subsidiaries (an "Employee"), and any non-employee director (a "Non-Employee Director") or independent contractor of the Company (an "Independent Contractor," or, together with the Employees and the Non-Employee Directors, the "Eligible Persons") shall be eligible to be considered for the grant of Awards (as hereinafter defined) hereunder.

Section 3.       AWARDS

                 (a) The Committee (as hereinafter defined), on behalf of the Company, is authorized under this Plan to enter into any type of arrangement with an Eligible Person that is not inconsistent with the provisions of this Plan and that, by its terms, involves or might involve the issuance of (i) shares of Common Stock, $.01 par value per share, of the Company or of any other class of security of the Company which is convertible into shares of the Company's Common Stock ("Shares") or (ii) a right or interest with an exercise or conversion privilege at a price related to the Shares or with a value derived from the value of the Shares, which right or interest may, but need not, constitute a "Derivative Security," as such term is defined in Rule 16a-1 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as such Rule may be amended from time to time. The entering into of any such arrangement is referred to herein as the "grant" of an "Award."

                 (b) Awards are not restricted to any specified form or structure and may include, without limitation, sales or bonuses of stock, restricted stock, stock options, reload stock options, stock purchase warrants, other rights to acquire stock, securities convertible into or redeemable for stock, stock appreciation rights, limited stock appreciation rights, phantom stock, dividend equivalents, performance units or performance shares, and an Award may consist of one such security or benefit, or two or more of them in tandem or in the alternative. The terms upon





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which an Award is granted shall be evidenced by a written agreement executed by the Company and the Eligible Person to whom such Award is granted.

                 (c) Subject to paragraph (d)(ii) below, Awards may be issued, and Shares may be issued pursuant to an Award, for any lawful consideration as determined by the Committee, including, without limitation, services rendered by the Eligible Person.

                 (d) Subject to the provisions of this Plan, the Committee, in its sole and absolute discretion, shall determine all of the terms and conditions of each Award granted under this Plan, which terms and conditions may include, among other things:

                          (i) provisions permitting the Committee to allow or require the recipient of such Award, including any Eligible Person who is a director or officer of the Company, or permitting any such recipient the right, to pay the purchase price of the Shares or other property issuable pursuant to such Award, or such recipient's tax withholding obligation with respect to such issuance, or both, in whole or in part, by any one or more of the following means:

                                  (A)      the delivery of cash;

                                  (B)      the delivery of other property
                          deemed acceptable by the Committee;

                                  (C)      the delivery of previously owned
                          shares of capital stock of the Company (including "pyramiding") or other property;

                                  (D)      a reduction in the amount of Shares
                          or other property otherwise issuable pursuant to such Award; or

                                  (E) the delivery of a promissory note of the Eligible Person or of a third party, the terms and conditions of which shall be determined by the Committee;

                          (ii) provisions specifying the exercise or settlement price for any option, stock appreciation right or similar Award, or specifying the method by which such price is determined, provided that the exercise or settlement price of any option, stock appreciation right or similar Award that is intended to qualify as "performance based compensation" for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") shall be not less than the fair market value of a Share on the date such Award is granted;

                          (iii) provisions relating to the exercisability and/or vesting of Awards, lapse and non-lapse restrictions upon the Shares obtained or obtainable under





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                 Awards or under the Plan and the termination, expiration
                 and/or forfeiture of Awards;

                          (iv) provisions conditioning or accelerating the grant of an Award or the receipt of benefits pursuant to such Award, either automatically or in the discretion of the Committee, upon the occurrence of specified events, including, without limitation, the achievement of performance goals, the exercise or settlement of a previous Award, the satisfaction of an event or condition within the control of the recipient of the Award or within the control of others, a change of control of the Company, an acquisition of a specified percentage of the voting power of the Company, the dissolution or liquidation of the Company, a sale of substantially all of the property and assets of the Company or an event of the type described in Section 7 hereof; and/or

                          (v) provisions required in order for such Award to qualify as an incentive stock option under Section 422 of the Code (an "Incentive Stock Option").

                 (e) Unless otherwise provided by the Committee in the written agreement evidencing an Award, the terms of any stock option granted under the Plan shall provide:

                          (i) that the exercise price thereof shall not be less than 100% of the market value of a share of Common Stock on the date the option is granted;

                          (ii) that the term of such option shall be ten years from the date of grant;

                          (iii) that, upon an Employee ceasing to be employed by the Company for any reason other than death or disability, or a Non-Employee Director ceasing to be a Non-Employee Director of the Company, an option shall not become exercisable to an extent greater than it could have been exercised on the date the Employee's employment by the Company, or the Non-Employee Director's incumbency, as the case may be, ceased; and

                          (iv) that the option shall expire ninety (90) days after the Employee ceases to be employed with the Company or a Non-Employee Director ceases to be a Non-Employee Director of the Company.





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Section 4.       STOCK SUBJECT TO PLAN

                 (a) Subject to adjustment as provided in Section 7 hereof, at any time, the aggregate number of Shares issued and issuable pursuant to all Awards (including all Incentive Stock Options) granted under this Plan shall not exceed 1,200,000.

                 (b) The aggregate number of Shares subject to Awards granted during any calendar year to any one Eligible Person (including the number of shares involved in Awards having a value derived from the value of Shares) shall not exceed 400,000; provided, however, that the limitation set forth in this Section 4(b) shall not apply if such provision is not required in order for Awards to qualify as "performance based compensation" under Section 162(m) of the Code. Further, such aggregate number of shares shall be subject to adjustment under Section 7 only to the extent that such will not affect the status of any Award intended to qualify as "performance based compensation" under Section 162(m) of the Code.

                 (c) Subject to adjustment as provided in Section 7 hereof, the aggregate number of Shares issued and issuable pursuant to all Incentive Stock Options granted under this Plan shall not exceed 1,200,000; provided, however, that such aggregate number of shares shall be subject to adjustment under Section 7 only to the extent that such adjustment will not affect the status of any Incentive Stock Option under Section 422 of the Code. Such maximum number does not include the number of Shares subject to the unexercised portion of any Incentive Stock Option granted under this Plan that expires or is terminated.

                 (d) The aggregate number of Shares issued under this Plan at any time shall equal only the number of shares actually issued upon exercise or settlement of an Award and shall not include Shares, or rights with respect to shares, that have been canceled or returned to the Company upon forfeiture of an Award or in payment or satisfaction of the purchase price, exercise price or tax withholding obligation of an Award.

Section 5.       NATURE AND DURATION OF PLAN

                 (a) This Plan is intended to constitute an unfunded arrangement for a select group of management or other key employees.

                 (b) No Awards shall be made under this Plan after December 31, 2006. Although Shares may be issued after December 31, 2006 pursuant to Awards made prior to such date, no Shares shall be issued under this Plan after December 31, 2016.

Section 6.       ADMINISTRATION OF PLAN

                 (a) This Plan shall be administered by one or more committees of the Board (any such committee, the "Committee"). If no persons are designated by the Board to serve on the Committee, the Plan shall be administered by the Board and all references herein to the Committee shall refer to the Board. The Board shall have the discretion to appoint, add, remove





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or replace members of the Committee, and shall have the sole authority to fill vacancies on the committee. Unless otherwise provided by the Board: (i) with respect to any Award for which such is necessary and desired for such Award to be exempted by Rule 16b-3 of the Exchange Act, the Committee shall consist of two or more directors, each of whom is a "non-employee director" (as such term is defined in Rule 16b-3 promulgated under the Exchange Act, as such Rule may be amended from time to time), (ii) with respect to any Award that is intended to qualify as "performance based compensation" under Section 162(m) of the Code, the Committee shall consist of two or more directors, each of whom is an "outside director" (as such term is defined under Section 162(m) of the Code), and (iii) with respect to any other Award, the Committee shall consist of one or more directors (any of whom also may be an Eligible Person who has been granted or is eligible to be granted Awards under the Plan).

                 (b) Subject to the provisions of this Plan, the Committee shall be authorized and empowered to do all things necessary or desirable in connection with the administration of this Plan with respect to the Awards over which such Committee has authority, including, without limitation, the following:

                          (i)     adopt, amend and rescind rules and
                 regulations relating to this Plan;

                          (ii) determine which persons are Eligible Persons and to which of such Eligible Persons, if any, and when Awards shall be granted hereunder;

                          (iii)   grant Awards to Eligible Persons and
                 determine the terms and conditions thereof, including the number of Shares subject thereto and the circumstances under which Awards become exercisable or vested or are forfeited or expire, which terms may but need not be conditioned upon the passage of time, continued employment, the satisfaction of performance criteria, the occurrence of certain events (including events which the Board or the Committee determine constitute a change of control), or other factors;

                          (iv) at any time cancel an Award with the consent of the holder and grant a new Award to such holder in lieu thereof, which new Award may be for a greater or lesser number of Shares and may have a higher or lower exercise or settlement price;

                          (v) determine whether, and the extent to which adjustments are required pursuant to Section 7 hereof; and

                          (vi) interpret and construe this Plan, any rules and regulations under the Plan and the terms and conditions of any Award granted hereunder.





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All decisions, determinations, and interpretations of the Committee shall be final and conclusive upon any Eligible Person to whom an Award has been granted and to any other person holding an Award.

                 (c) The Committee may, in the terms of an Award or otherwise, temporarily suspend the issuance of Shares under an Award if the Committee determines that securities law considerations so warrant.

                 (d) The Committee from time to time may permit a recipient holding any stock option granted by the Company to surrender for cancellation any unexercised portion of such option and receive in exchange an option or other Award for such number of Shares as may be designated by the Committee. The Committee may, with the consent of the person entitled to exercise any outstanding option, amend such option, including reducing the exercise price of any option and/or extending the term thereof.

Section 7.       ADJUSTMENTS

                 If the outstanding securities of the class then subject to this Plan are increased, decreased or exchanged for or converted into cash, property or a different number or kind of shares or securities, or if cash, property or shares or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, restructuring, reclassification, dividend (other than a regular, quarterly cash dividend) or other distribution, stock split, reverse stock split, spin-off or the like, or if substantially all of the property and assets of the Company are sold, then, unless the terms of such transaction shall provide otherwise, the Committee shall make appropriate and proportionate adjustments in (i) the number and type of shares or other securities or cash or other property that may be acquired pursuant to Awards theretofore granted under this Plan and the exercise or settlement price of such Awards, and (ii) the maximum number and type of shares or other securities that may be issued pursuant to such Awards thereafter granted under this Plan. The foregoing adjustments shall be applied to any Awards or Incentive Stock Options only to the extent permitted by Sections 162(m) and 422 of the Code, respectively.

Section 8.       AMENDMENT AND TERMINATION OF PLAN

                 The Board may amend or terminate this Plan at any time and in any manner; provided, however, that no such amendment or termination shall deprive the recipient of any Award theretofore granted under this Plan, without the consent of such recipient, of any of his or her rights thereunder or with respect thereto; provided, further, that if an amendment to the Plan would affect the Plan's compliance with Rule 16b-3 under the Exchange Act or Section 422 or 162(m) or other applicable provisions of the Code, the amendment shall be approved by the Company's stockholders to the extent required to comply with Rule 16b-3 under the Exchange Act, Sections 422 and 162(m) of the Code, or other applicable provisions of or rules under the Code.





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Section 9.       EFFECTIVE DATE OF PLAN

                 This Plan shall be effective as of the date upon which it was approved by the Board, subject however to approval of the plan by the affirmative votes of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the laws of the State of Delaware.

Section 10.      COMPLIANCE WITH OTHER LAWS AND REGULATIONS

                 The Plan, the grant and exercise of Awards thereunder, and the obligation of the Company to sell and deliver shares under such Awards, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of such shares under any federal or state law or issuance of any ruling or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable. Any adjustments provided for in Section 7 shall be subject to any shareholder action required by Delaware corporate law.

Section 11.      NO RIGHT TO COMPANY EMPLOYMENT

                 Nothing in this Plan or as a result of any Award granted pursuant to this Plan shall confer on any individual any right to continue in the employ of the Company or interfere in any way with the right of the Company to terminate an individual's employment at any time. The agreement evidencing an Award may contain such provisions as the Committee may approve with reference to the effect of approved leaves of absence.

Section 12.      LIABILITY OF COMPANY

                 The Company and any affiliate which is in existence or hereafter comes into existence shall not be liable to an Eligible Person or other persons as to:

                 (a) The Non-Issuance of Shares. The non-issuance or sale of shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares hereunder; and

                 (b) Tax Consequences. Any tax consequence expected, but not realized, by any Eligible Person or other person due to the issuance, exercise, settlement, cancellation or other transaction involving any Award granted hereunder.





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Section 13.      GOVERNING LAW

                 This Plan and any Awards and agreements hereunder shall be interpreted and construed in accordance with the laws of the State of Delaware and applicable federal law.

                 IN WITNESS WHEREOF, and as conclusive evidence of the adoption of the foregoing by directors of the Company, __________________ has caused these presents to be duly executed in its name and behalf by its proper officers thereunto duly authorized as of this _________ day of __________________ 1996.

                                       TRANSCRYPT INTERNATIONAL, INC.



                                       By:
                                          ---------------------------------
                                          John Connor, Chief Executive
                                          Officer and President



ATTEST:


-----------------------------
         Secretary





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                                                                      FORM NO. 1


                         TRANSCRYPT INTERNATIONAL, INC.

                           1996 STOCK INCENTIVE PLAN

                      NONQUALIFIED STOCK OPTION AGREEMENT


                 This Stock Option Agreement ("Agreement") is made and entered into as of the Date of Grant indicated below by and between Transcrypt International, Inc., a Delaware corporation (the "Company"), and the person named below ("Participant").

                 WHEREAS, Participant is an employee or independent contractor of the Company or one or more of its subsidiaries;

                 WHEREAS, pursuant to the terms of the merger of Transcrypt International, Ltd., a Nebraska limited partnership (the "Partnership") with and into the Company which was consummated on June 30, 1996, the Company assumed the outstanding options granted by the Partnership to the Participant to acquire limited partnership interests in the Partnership pursuant to the terms of the Transcrypt International, Ltd. 1992 Partnership Interest Option Plan and the Partnership Option Agreement attached hereto as Exhibit "A" (the "Old Option"); and

                 WHEREAS, pursuant to the Company's 1996 Stock Incentive Plan (the "Plan"), the committee of the Board of Directors of the Company administering the Plan (the "Committee") has approved the grant to Participant of an option to purchase shares of the common stock, $.01 par value of the Company (the "Common Stock"), in substitution for the Old Option on the terms and conditions set forth herein.

                 NOW, THEREFORE, in consideration of the foregoing recitals and the covenants set forth herein, the parties hereto hereby agree as follows:

                 1. Cancellation of Old Option. Effective as of the Date of Grant indicated below, the Old Option and the Partnership Option Agreement attached hereto as Exhibit "A" shall be terminated and all rights and obligations of the Participant and Company under the Old Option and the Partnership Option Agreement attached hereto as Exhibit "A" shall be extinguished.

                 2. Grant Of Option; Certain Terms and Conditions. The Company hereby grants to Participant, and Participant hereby accepts, as of the Date of Grant, an option to purchase the number of shares of Common Stock indicated below (the "Option Shares") at the Exercise Price per share indicated below, which option shall expire at 5:00 p.m., Nebraska time, on the Expiration Date indicated below and shall be subject to all of the terms and conditions set forth in this Agreement (the "Option"). As of the Date of Grant, the option shall become exercisable to purchase, and shall vest with respect to, 100% of the Option Shares.





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                                                                      FORM NO. 1


                 Participant:              ______________________

                 Date of Grant:                    September 30, 1996

                 Number of shares purchasable:     __________

                 Exercise Price per share:         __________

                 Expiration Date:                  __________

The Option is not intended to qualify as an incentive stock option under
Section 422 of the Internal Revenue Code of 1986, as amended (an "Incentive Stock Option").

                 3.       Acceleration and Termination of Option.

                 (a)      Termination of Employment.

                      (i) Retirement. If Participant's Employment is Terminated by reason of Participant's retirement with the approval of the Committee or in accordance with the Company's then current retirement policy ("Retirement"), then the Option shall terminate upon the earlier of the Expiration Date or 90 days after the date of such Termination of Employment.

                      (ii) Death or Permanent Disability. If Participant's Employment is Terminated by reason of the death or Disability (as hereinafter defined) of Participant, then the Option shall terminate upon the earlier of the Expiration Date or the first anniversary of the date of such Termination of Employment. "Disability shall mean the inability, due to illness, accident, injury, physical or mental incapacity or other disability, of Participant to carry out effectively his or her duties and obligations to the Company and to participate effectively and actively in the management of the Company for a period of at least 90 consecutive days or for shorter periods aggregating at least 120 days (whether or not consecutive) during any twelve month period, as determined in the reasonable judgment of the Committee. Any determination by the Board or Committee that Participant does or does not have a Disability shall be final and binding upon the Company and Participant.

                    (iii) Termination for Cause. If Participant's Employment is Terminated for Cause then the Option shall terminate immediately on the date of such Termination of Employment. "Cause" shall mean (i) your theft or embezzlement, or attempted theft or embezzlement, or money or property of the Company or a subsidiary, your perpetration or attempted perpetration of fraud, or your participation in a fraud or attempted fraud, on the Company or a subsidiary or your unauthorized appropriation of, or your attempt to misappropriate, any tangible or intangible assets or property of the Company or a subsidiary, (ii) any act or acts of disloyalty, dishonesty, misconduct, moral turpitude, or any other act or acts by you injurious to the interest, property, operations,





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                                                                      FORM NO. 1


business or reputation of the Company or a subsidiary, (iii) your conviction of a crime the commission of which results in injury to the Company or a subsidiary, or (iv) any material violation of any restriction on the disclosure or use of confidential information of the Company or a subsidiary, or in competition with the Company or a subsidiary, or any of their businesses then conducted or planned to be conducted, in each case as determined in the reasonable judgment of the Board or Committee.

                      (iv) Other Termination. If Participant's Employment is Terminated for any reason other than Retirement, death or Disability, or Cause, then the Option shall terminate upon the earlier of the Expiration Date or 30 days after the date of such Termination of Employment.

                 (b) Death Following Termination of Employment. Notwithstanding anything to the contrary contained in this Agreement, if Participant shall die at any time after the Termination of his or her Employment and prior to the Expiration Date, then the Option shall terminate on the earlier of the Expiration Date or the first anniversary of the date of such death.

                 (c) Other Events Causing Termination of Option. Notwithstanding anything to the contrary contained in this Agreement, the Option shall terminate upon the consummation of any of the following events, or, if later, the thirtieth day following the first date upon which such event shall have been approved by both the Board and the stockholders of the Company:

                             (i)  the dissolution or liquidation of the
         Company; or

                            (ii) a sale of substantially all of the property and assets of the Company, unless the terms of such sale shall provide otherwise.

                 4. Adjustments. In the event that the outstanding securities of the class then subject to the Option are increased, decreased or exchanged for or converted into cash, property or a different number or kind of securities, or cash, property or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, reclassification, dividend (other than a regular cash dividend) or other distribution, stock split, reverse stock split or the like, or in the event that substantially all of the property and assets of the Company are sold, then, unless the terms of such transactions shall provide otherwise or such event shall cause the Option to terminate pursuant to
Section 3(c) hereof, the Committee shall make appropriate and proportionate adjustments in the number and type of shares or other securities or cash or other property that may thereafter be acquired upon the exercise of the Option and the Exercise Price per share specified herein; provided, however, that any such adjustments in the Option shall be made without changing the aggregate Exercise Price of the then unexercised portion of the Option.

                 5.       Exercise.        The Option shall be exercisable
during Participant's lifetime only by Participant or by his or her guardian or legal representative, and after Participant's death only





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                                                                      FORM NO. 1


by the person or entity entitled to do so under Participant's last will and testament or applicable intestate law. The Option may only be exercised by the delivery to the Company of a written notice of such exercise, which notice shall specify the number of Option Shares to be purchased (the "Purchased Shares") and the aggregate Exercise Price for such shares (the "Exercise Notice"), together with payment in full of such aggregate Exercise Price in cash or by check payable to the Company; provided, however, that after the consummation of an initial public offering by the Company of shares of its Common Stock registered under the Securities Action of 1933, as amended (the "Securities Act") and the listing of the Company's Common Stock on the New York Stock Exchange, the American Stock Exchange, or the Nasdaq National Market System (an "IPO Transaction"), payment of such aggregate Exercise Price may instead be made, in whole or in part,

                          (a)     by the delivery to the Company of a
certificate or certificates representing shares of Common Stock, duly endorsed or accompanied by a duly executed stock powers, which delivery effectively transfers to the Company good and valid title to such shares, free and clear of any pledge, commitment, lien, claim or other encumbrance (such shares to be valued on the basis of the aggregate Fair Market Value (as defined below) thereof on the date of such exercise), provided that the Company is not then prohibited from purchasing or acquiring such shares of Common Stock; or

                          (b)     by the delivery, concurrently with such
exercise and in accordance with applicable law and regulations, irrevocable instructions to a broker promptly to deliver to the Company a specified dollar amount of the proceeds of a sale of or a loan secured by the Purchased Shares issuable upon exercise of such option.

                 6.       Fair Market Value.   For purposes of the
Agreement, the term "Fair Market Value" shall mean the market price of the Common Stock on the applicable date, determined by the Committee as follows:

                          (i)     If the Common Stock was traded
over-the-counter on the date in question but was not traded on the Nasdaq system or the Nasdaq National Market System, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which the Common Stock is quoted or, if Common Stock is not quoted on any such system, by the "Pink Sheets" published by the National Quotation Bureau, Inc.;

                          (ii)    If the Common Stock was traded
over-the-counter on the date in question and was traded on the Nasdaq system or the Nasdaq National Market System, then the Fair Market Value shall be equal to the last-transaction price quoted for such date by the Nasdaq system or the Nasdaq National Market System;





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                                                                      FORM NO. 1


                          (iii)   If the Common Stock was traded on a stock
exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

                          (iv)    If none of the foregoing provisions is
applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.

                 7. Payment of Withholding Taxes. As a condition to the exercise of an Option, Participant shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that arise in connection with such exercise. The Participant shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Option Shares acquired by exercising an Option. The Committee may permit the Participant to satisfy all or part of his or her tax obligations related to the Option or Option Shares by having the Company withhold a portion of any Option Shares that otherwise would be issued to him or her or by surrendering any shares of Common Stock that previously were acquired by him or her. Such shares of Common Stock or Option Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. The payment of taxes by assigning shares of Common Stock to the Company, if permitted by the Committee, shall be subject to such restrictions as the Committee may impose.

                 8. Right to Purchase Option Shares Upon Termination of Employment.

                          (a)     Repurchase of Option Shares.  If
Participant's Employment is Terminated for any reason whatsoever, then the Company shall have the option to repurchase all or any part of the Option Shares issued or issuable upon exercise of the Option, whether held by Participant or his or her guardian or legal representatives or a person to whom such Option Shares have been transferred ("Transferee"), at a price per share equal to the Fair Market Value of the Common Stock on the date of Termination of Employment.

                          (b)     Repurchase by Company.  The Company may elect
to purchase all or any portion of the Option Shares by delivery of written notice (the "Repurchase Notice") to Participant or his or her guardian or legal representatives within 120 days after the date of Termination of Employment. The Repurchase Notice shall set forth the number of Option Shares to be acquired from Participant and the Transferees, the aggregate consideration to be paid for such Option Shares and the time and place for the closing of the transaction. The number of Option Shares to be repurchased by the Company shall first be satisfied to the extent possible from the Option Shares held by Participant at the time of delivery of the Repurchase Notice. If the number of Option Shares then held by you is less than the total number of Option Shares the Company has

                                                                      FORM NO. 1


elected to purchase, then the Company shall purchase the remaining Option Shares elected to be purchased from the Transferees thereof, pro rata according to the number of Option Shares held by each such holder at the time of delivery of such Repurchase Notice.

                          (c)     Repurchase by Original Interestholders.  If
for any reason the Company does not elect to purchase all of the Option Shares pursuant to the Repurchase Option, then the Original Interestholders (as defined below) who are stockholders of the Company as of the date of Termination of Employment shall be entitled to exercise the Company's Repurchase Option in the manner set forth in paragraph 8(a) for all or any portion of the number of Option Shares the Company has not elected to purchase (the "Available Shares"). As soon as practicable after the Company has determined that there will be Available Shares, but in any event within 90 days after the date of Termination of Employment, the Company shall deliver written notice (the "Option Notice") to the Original Interestholders setting forth the number of Available Shares and the price for each Available Share. Each Original Interestholder may elect to purchase any number of Available Shares by delivering written notice to the Company within 20 days after receipt of the Option Notice from the Company. If more than one Original Interestholder elects to purchase the Available Shares, the number of Available Shares to be purchased by the electing Original Interestholders will be allocated among them pro rata based upon their relative applicable ownership percentages of the Company's outstanding Common Stock as of the date of Termination of Employment. As soon as practicable, and in any event within five days after the expiration of such 20-day period, the Company shall notify Participant and any other holder(s) of Option Shares as to the number of Option Shares being purchased by the Original Interestholders (the "Supplemental Repurchase Notice"). At the time the Company delivers the Supplemental Repurchase Notice, the Original Interestholder shall also receive written notice from the Company setting forth the number of Option Shares he, she or it is entitled to purchase, the aggregate purchase price and the time and place of the closing of the transaction. "Original Interestholders" shall mean the persons and entities serving as limited partners of the Partnership on or before December 3, 1991:
John T. Connor, Janice K. Connor, John Kuijvenhoven, Vonnie Kuijvenhoven, University of Nebraska Foundation, Transcrypt International Inc., FBL Ventures of South Dakota, Inc., W.J. Hindman Partnership, First Commerce Bancshares, Inc., Steven C. Wright, United Security Bancorporation, Alan and Dianne Stewart, Harold S. Myers III Trust, Harold S. Myers Trust, Harold S. Myers, Patrick and Sue Ann Bluthardt.

                          (d)     Closing of Repurchase of Option Shares.  The
purchase of Option Shares pursuant to this paragraph 8 will be closed at the Company's executive offices within 20 days after the expiration of the 120-day period referred to in paragraph 8(b). At the closing, the purchaser or purchasers shall pay the purchase price in the manner specified in paragraph 8(e) and Participant and any other holders of Option Shares being purchased shall deliver the certificate or certificates representing such shares to the purchaser or purchasers or their nominees, accompanied by duly executed stock powers. Any purchaser of Option Shares under this paragraph 8 shall be entitled to receive customary representations and warranties from Participant and any other selling holder(s)

                                                                      FORM NO. 1


of Option Shares regarding the sale of such Option Shares (including representations and warranties regarding good title to such shares, free and clear of any liens or encumbrances).

                          (e)     Manner of Payment.  If the Company elects to
purchase all or any part of the Option Shares including Option Shares held by one or more Transferees, the Company shall pay for such shares: (i) first, by certified check or wire transfer of funds to the extent such payment would not cause the Company to violate applicable law and would not cause the Company to breach any agreement to which it is a party relating to indebtedness for borrowed money or other material agreement; and (ii) thereafter, with a subordinated promissory note of the Company. Such subordinated promissory note shall bear interest per annum at the national prime rate in effect at Norwest Bank, N.A., Minneapolis, Minnesota on the date of issuance of such promissory note (which shall be payable annually in cash unless otherwise prohibited), shall have all principal payment due on the fifth anniversary of the date of issuance and shall be subordinated on terms and conditions satisfactory to the holders of the Company's indebtedness for borrowed money. If any Original Interestholders elect to purchase all or any portion of the Available Shares, such Original Interestholders shall pay for that portion of such Option Shares by certified check or wire transfer of funds.

                          (f)     Termination of Repurchase Option.  The
provisions of this paragraph 8 will terminate when the Company has sold shares of its Common Stock pursuant to a public offering registered under the Securities Act.

                 9. Notices. All notices and other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be deemed given if delivered personally or five days after mailing by certified or registered mail, postage prepaid, return receipt requested, to the Company at 4800 NW 1st Street, Lincoln, Nebraska 68521-9918,
Attention: Chief Financial Officer, or to Participant at the address set forth beneath his or her signature on the signature page hereto, or at such other addresses as they may designate by written notice in the manner aforesaid.

                 10. Stock Exchange Requirements; Applicable Laws. Notwithstanding anything to the contrary in this Agreement, no shares of stock purchased upon exercise of the Option, and no certificate representing all or any part of such shares, shall be issued or delivered if (a) such shares have not been admitted to listing upon official notice of issuance on each stock exchange upon which shares of that class are then listed or (b) in the opinion of counsel to the Company, such issuance or delivery would cause the Company to be in violation of or to incur liability under any federal, state or other securities law, or any requirement of any stock exchange listing agreement to which the Company is a party, or any other requirement of law or of any administrative or regulatory body having jurisdiction over the Company. Notwithstanding any other provision of this Agreement to the contrary, Participant will not offer, sell or otherwise dispose of any Option Shares in any manner which would: (i) require the Company to file any registration statement with the Securities and Exchange Commission (or any similar filing under state law) or to amend or supplement any such

                                                                      FORM NO. 1


filing or (ii) violate or cause the Company to violate the Securities Act, the rules and regulation promulgated thereunder or any other state of federal law. You further understand that the certificates for any Option Shares you purchase will bear such legends as the Company deems necessary or desirable in connection with the Securities Act or other rules, regulations or laws.

                 11. Nontransferability. Neither the Option nor any interest therein may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner other than by will or the laws of descent and distribution.

                 12. Plan. The Option is granted pursuant to the Plan, as in effect on the Date of Grant, and is subject to all the terms and conditions of the Plan, as the same may be amended from time to time; provided, however, that no such amendment shall deprive Participant, without his or her consent, of the Option or of any of Participant's rights under this Agreement. The interpretation and construction by the Committee of the Plan, this Agreement, the Option and such rules and regulations as may be adopted by the Committee for the purpose of administering the Plan shall be final and binding upon Participant. Until the Option shall expire, terminate or be exercised in full, the Company shall, upon written request therefor, send a copy of the Plan, in its then-current form, to Participant or any other person or entity then entitled to exercise the Option.

                 13. Stockholder Rights. No person or entity shall be entitled to vote, receive dividends or be deemed for any purpose the holder of any Option Shares until the Option shall have been duly exercised to purchase such Option Shares in accordance with the provisions of this Agreement.

                 14. Employment or Contract Rights. No provision of this Agreement or of the Option granted hereunder shall (i) confer upon Participant any right to continue in the employ of or contract with the Company or any of its subsidiaries, (ii) affect the right of the Company and each of its subsidiaries to terminate the employment or contract of Participant, with or without cause, or (iii) confer upon Participant any right to participate in any employee welfare or benefit plan or other program of the Company or any of its subsidiaries other than the Plan. PARTICIPANT HEREBY ACKNOWLEDGES AND AGREES THAT THE COMPANY AND EACH OF ITS SUBSIDIARIES MAY TERMINATE THE EMPLOYMENT OR CONTRACT OF PARTICIPANT AT ANY TIME AND FOR ANY REASON, OR FOR NO REASON, UNLESS PARTICIPANT AND THE COMPANY OR SUCH SUBSIDIARY ARE PARTIES TO A WRITTEN EMPLOYMENT OR INDEPENDENT CONTRACTOR AGREEMENT THAT EXPRESSLY PROVIDES OTHERWISE.

                 15. Governing Law. This Agreement and the Option granted hereunder shall be governed by and construed and enforced in accordance with the laws of the State of Nebraska without reference to choice or conflict of law principles.

                 IN WITNESS WHEREOF, the Company and Participant have duly executed this Agreement as of the Date of Grant.

                                                                      FORM NO. 1


                                       TRANSCRYPT INTERNATIONAL, INC.



                                       By
                                         ---------------------------------
                                             Authorized Representative


                                       PARTICIPANT



                                       -----------------------------------
                                       Signature


                                       -----------------------------------
                                       Printed Name

                                       -----------------------------------
                                       Street Address

                                       -----------------------------------
                                       City, State and Zip Code

                                       -----------------------------------
                                       Social Security Number

                                                                      FORM NO. 2


                         TRANSCRYPT INTERNATIONAL, INC.

                            1996 STOCK INCENTIVE PLAN

                       NONQUALIFIED STOCK OPTION AGREEMENT


                  This Stock Option Agreement ("Agreement") is made and entered into as of the Date of Grant indicated below by and between Transcrypt International, Inc., a Delaware corporation (the "Company"), and the person named below ("Participant").

                  WHEREAS, Participant is an employee or independent contractor of the Company or one or more of its subsidiaries; and

                  WHEREAS, pursuant to the Company's 1996 Stock Incentive Plan (the "Plan"), the committee of the Board of Directors of the Company administering the Plan (the "Committee") has approved the grant to Participant of an option to purchase shares of the common stock, $.01 par value of the Company (the "Common Stock"), on the terms and conditions set forth herein.

                  NOW, THEREFORE, in consideration of the foregoing recitals and the covenants set forth herein, the parties hereto hereby agree as follows:

                  1. Grant Of Option; Certain Terms and Conditions. The Company hereby grants to Participant, and Participant hereby accepts, as of the Date of Grant, an option to purchase the number of shares of Common Stock indicated below (the "Option Shares") at the Exercise Price per share indicated below, which option shall expire at 5:00 p.m., Nebraska time, on the Expiration Date indicated below and shall be subject to all of the terms and conditions set forth in this Agreement (the "Option"). On each anniversary of the Date of Grant, the option shall become exercisable to purchase, and shall vest with respect to, the number of the Option Shares (rounded to the nearest whole share) equal to the total number of Option Shares multiplied by the Annual Vesting Rate indicated below.

                  Participant:              ______________________

                  Date of Grant:                     __________

                  Number of shares purchasable:      __________

                  Exercise Price per share:          __________

                  Expiration Date:                   __________

                                                                      FORM NO. 2


                  Annual Vesting Rate:               __________

The Option is not intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (an "Incentive Stock Option").

                  2.       Acceleration and Termination of Option.

                  (a)      Termination of Employment.

                  (i) Retirement. If Participant's Employment is Terminated by reason of Participant's retirement with the approval of the Committee or in accordance with the Company's then current retirement policy ("Retirement"), then (A) the portion of the Option that has not vested on or prior to the date of such Termination of Employment shall terminate on such date and (B) the remaining vested portion of the Option shall terminate upon the earlier of the Expiration Date or 90 days after the date of such Termination of Employment.

                  (ii) Death or Permanent Disability. If Participant's Employment is Terminated by reason of the death or Disability (as hereinafter defined) of Participant, then (A) the portion of the Option that has not vested on or prior to the date of such Termination of Employment shall terminate on such date and (B) the remaining vested portion of the Option shall terminate upon the earlier of the Expiration Date or the first anniversary of the date of such Termination of Employment. "Disability shall mean the inability, due to illness, accident, injury, physical or mental incapacity or other disability, of Participant to carry out effectively his or her duties and obligations to the Company and to participate effectively and actively in the management of the Company for a period of at least 90 consecutive days or for shorter periods aggregating at least 120 days (whether or not consecutive) during any twelve month period, as determined in the reasonable judgment of the Committee. Any determination by the Board or Committee that Participant does or does not have a Disability shall be final and binding upon the Company and Participant.

                  (iii) Termination for Cause. If Participant's Employment is Terminated for Cause then (A) the portion of the Option that has not vested on or prior to the date of such Termination of Employment and (B) the remaining vested portion of the Option shall terminate immediately on the date of such Termination of Employment. "Cause" shall mean (i) your theft or embezzlement, or attempted theft or embezzlement, or money or property of the Company or a subsidiary, your perpetration or attempted perpetration of fraud, or your participation in a fraud or attempted fraud, on the Company or a subsidiary or your unauthorized appropriation of, or your attempt to misappropriate, any tangible or intangible assets or property of the Company or a subsidiary, (ii) any act or acts of disloyalty, dishonesty, misconduct, moral turpitude, or any other act or acts by you injurious to the interest, property, operations, business or reputation of the Company or a subsidiary, (iii) your conviction of a crime the commission of which results in injury to the Company or a subsidiary, or (iv) any material violation of any restriction on the disclosure or use of confidential information of the Company or a subsidiary, or in competition with the Company or a subsidiary,

                                                                      FORM NO. 2


or any of their businesses then conducted or planned to be conducted, in each case as determined in the reasonable judgment of the Board or Committee.

                  (iv) Other Termination. If Participant's Employment is Terminated for any reason other than Retirement, death or Disability, or Cause, then (A) the portion of the Option that has not vested on or prior to the date of such Termination of Employment shall terminate on such date and (B) the remaining vested portion of the Option shall terminate upon the earlier of the Expiration Date or 30 days after the date of such Termination of Employment.

                  (b) Death Following Termination of Employment. Notwithstanding anything to the contrary contained in this Agreement, if Participant shall die at any time after the Termination of his or her Employment and prior to the Expiration Date, then (i) the portion of the Option that has not vested on or prior to the date of such death shall terminate on such date and (ii) the remaining vested portion of the Option shall terminate on the earlier of the Expiration Date or the first anniversary of the date of such death.

                  (c) Other Events Causing Acceleration of Option. The Committee, in its sole discretion, may accelerate the exercisability of the Option at any time and for any reason.

                  (d) Other Events Causing Termination of Option.
Notwithstanding anything to the contrary contained in this Agreement, the Option shall terminate upon the consummation of any of the following events, or, if later, the thirtieth day following the first date upon which such event shall have been approved by both the Board and the stockholders of the Company:

                           (i) the dissolution or liquidation of the Company; or

                           (ii) a sale of substantially all of the property and assets of the Company, unless the terms of such sale shall provide otherwise.

                  3. Adjustments. In the event that the outstanding securities of the class then subject to the Option are increased, decreased or exchanged for or converted into cash, property or a different number or kind of securities, or cash, property or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, reclassification, dividend (other than a regular cash dividend) or other distribution, stock split, reverse stock split or the like, or in the event that substantially all of the property and assets of the Company are sold, then, unless the terms of such transactions shall provide otherwise or such event shall cause the Option to terminate pursuant to
Section 2(d) hereof, the Committee shall make appropriate and proportionate adjustments in the number and type of shares or other securities or cash or other property that may thereafter be acquired upon the exercise of the Option and the Exercise Price per share specified herein; provided, however, that any such adjustments in the Option shall be made without changing the aggregate Exercise Price of the then unexercised portion of the Option.

                                                                      FORM NO. 2


                  4. Exercise. The Option shall be exercisable during Participant's lifetime only by Participant or by his or her guardian or legal representative, and after Participant's death only by the person or entity entitled to do so under Participant's last will and testament or applicable intestate law. The Option may only be exercised by the delivery to the Company of a written notice of such exercise, which notice shall specify the number of Option Shares to be purchased (the "Purchased Shares") and the aggregate Exercise Price for such shares (the "Exercise Notice"), together with payment in full of such aggregate Exercise Price in cash or by check payable to the Company; provided, however, that after the consummation of an initial public offering by the Company of shares of its Common Stock registered under the Securities Action of 1933, as amended (the "Securities Act") and the listing of the Company's Common Stock on the New York Stock Exchange, the American Stock Exchange, or the Nasdaq National Market System (an "IPO Transaction"), payment of such aggregate Exercise Price may instead be made, in whole or in part,

                           (a) by the delivery to the Company of a certificate
or certificates representing shares of Common Stock, duly endorsed or accompanied by a duly executed stock powers, which delivery effectively transfers to the Company good and valid title to such shares, free and clear of any pledge, commitment, lien, claim or other encumbrance (such shares to be valued on the basis of the aggregate Fair Market Value (as defined below) thereof on the date of such exercise), provided that the Company is not then prohibited from purchasing or acquiring such shares of Common Stock; or

                           (b) by the delivery, concurrently with such exercise
and in accordance with applicable law and regulations, irrevocable instructions to a broker promptly to deliver to the Company a specified dollar amount of the proceeds of a sale of or a loan secured by the Purchased Shares issuable upon exercise of such option.

                  5. Fair Market Value. For purposes of the Agreement, the term "Fair Market Value" shall mean the market price of the Common Stock on the applicable date, determined by the Committee as follows:

                           (i) If the Common Stock was traded over-the-counter
on the date in question but was not traded on the Nasdaq system or the Nasdaq National Market System, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which the Common Stock is quoted or, if Common Stock is not quoted on any such system, by the "Pink Sheets" published by the National Quotation Bureau, Inc.;

                           (ii) If the Common Stock was traded over-the-counter
on the date in question and was traded on the Nasdaq system or the Nasdaq National Market System, then the Fair Market Value shall be equal to the last-transaction price quoted for such date by the Nasdaq system or the Nasdaq National Market System;

                                                                      FORM NO. 2


                           (iii) If the Common Stock was traded on a stock
exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

                           (iv) If none of the foregoing provisions is
applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.

                  6. Payment of Withholding Taxes. As a condition to the exercise of an Option, Participant shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that arise in connection with such exercise. The Participant shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Option Shares acquired by exercising an Option. The Committee may permit the Participant to satisfy all or part of his or her tax obligations related to the Option or Option Shares by having the Company withhold a portion of any Option Shares that otherwise would be issued to him or her or by surrendering any shares of Common Stock that previously were acquired by him or her. Such shares of Common Stock or Option Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. The payment of taxes by assigning shares of Common Stock to the Company, if permitted by the Committee, shall be subject to such restrictions as the Committee may impose.

                  7. Notices. All notices and other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be deemed given if delivered personally or five days after mailing by certified or registered mail, postage prepaid, return receipt requested, to the Company at 4800 NW 1st Street, Lincoln, Nebraska 68521-9918, Attention: Chief Financial Officer, or to Participant at the address set forth beneath his or her signature on the signature page hereto, or at such other addresses as they may designate by written notice in the manner aforesaid.

                  8. Stock Exchange Requirements; Applicable Laws. Notwithstanding anything to the contrary in this Agreement, no shares of stock purchased upon exercise of the Option, and no certificate representing all or any part of such shares, shall be issued or delivered if (a) such shares have not been admitted to listing upon official notice of issuance on each stock exchange upon which shares of that class are then listed or (b) in the opinion of counsel to the Company, such issuance or delivery would cause the Company to be in violation of or to incur liability under any federal, state or other securities law, or any requirement of any stock exchange listing agreement to which the Company is a party, or any other requirement of law or of any administrative or regulatory body having jurisdiction over the Company. Notwithstanding any other provision of this Agreement to the contrary, Participant will not offer, sell or otherwise dispose of any Option Shares in any manner

                                                                      FORM NO. 2


which would: (i) require the Company to file any registration statement with the Securities and Exchange Commission (or any similar filing under state law) or to amend or supplement any such filing or (ii) violate or cause the Company to violate the Securities Act, the rules and regulation promulgated thereunder or any other state of federal law. You further understand that the certificates for any Option Shares you purchase will bear such legends as the Company deems necessary or desirable in connection with the Securities Act or other rules, regulations or laws.

                  9. Nontransferability. Neither the Option nor any interest therein may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner other than by will or the laws of descent and distribution.

                  10. Plan. The Option is granted pursuant to the Plan, as in effect on the Date of Grant, and is subject to all the terms and conditions of the Plan, as the same may be amended from time to time; provided, however, that no such amendment shall deprive Participant, without his or her consent, of the Option or of any of Participant's rights under this Agreement. The interpretation and construction by the Committee of the Plan, this Agreement, the Option and such rules and regulations as may be adopted by the Committee for the purpose of administering the Plan shall be final and binding upon Participant. Until the Option shall expire, terminate or be exercised in full, the Company shall, upon written request therefor, send a copy of the Plan, in its then-current form, to Participant or any other person or entity then entitled to exercise the Option.

                  11. Stockholder Rights. No person or entity shall be entitled to vote, receive dividends or be deemed for any purpose the holder of any Option Shares until the Option shall have been duly exercised to purchase such Option Shares in accordance with the provisions of this Agreement.

                  12. Employment or Contract Rights. No provision of this Agreement or of the Option granted hereunder shall (i) confer upon Participant any right to continue in the employ of or contract with the Company or any of its subsidiaries, (ii) affect the right of the Company and each of its subsidiaries to terminate the employment or contract of Participant, with or without cause, or (iii) confer upon Participant any right to participate in any employee welfare or benefit plan or other program of the Company or any of its subsidiaries other than the Plan. PARTICIPANT HEREBY ACKNOWLEDGES AND AGREES THAT THE COMPANY AND EACH OF ITS SUBSIDIARIES MAY TERMINATE THE EMPLOYMENT OR CONTRACT OF PARTICIPANT AT ANY TIME AND FOR ANY REASON, OR FOR NO REASON, UNLESS PARTICIPANT AND THE COMPANY OR SUCH SUBSIDIARY ARE PARTIES TO A WRITTEN EMPLOYMENT OR INDEPENDENT CONTRACTOR AGREEMENT THAT EXPRESSLY PROVIDES OTHERWISE.

                  13. Governing Law. This Agreement and the Option granted hereunder shall be governed by and construed and enforced in accordance with the laws of the State of Nebraska without reference to choice or conflict of law principles.

                                                                      FORM NO. 2


                  IN WITNESS WHEREOF, the Company and Participant have duly executed this Agreement as of the Date of Grant.

                                  TRANSCRYPT INTERNATIONAL, INC.



                                  By____________________________
                                           Authorized Representative



                                  PARTICIPANT



                                  ------------------------------
                                  Signature


                                  ------------------------------
                                  Printed Name

                                  ------------------------------
                                  Street Address

                                  ------------------------------
                                  City, State and Zip Code

                                  ------------------------------
                                  Social Security Number